UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   May 1, 2012

LoopNet, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-52026	77-0463987
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

LoopNet, Inc.
185 Berry Street, Suite 4000
San Francisco, CA 94107
(Address of principal executive offices, with zip code)

(415) 243-4200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           In connection with the closing of LoopNet, Inc.’s (the “Company’s”) merger with CoStar Group, Inc., as of May 1, 2012, Jason Greenman is no longer serving as Chief Strategy Officer and Senior Vice President, Corporate Development of the Company.

(e)           On May 1, 2012, Mr. Greenman entered into a severance agreement with the Company pursuant to the terms of a change of control severance agreement previously disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOPNET, INC. (Registrant)

Dated: May 7, 2012

	By:	/s/Brian J. Radecki
Name: Brian J. Radecki Title: Executive Vice President